MANAGERS AMG FUNDS

TIMESSQUARE MID CAP GROWTH FUND

Supplement dated December 31, 2010 to the Prospectus dated May 1, 2010 and Statement of Additional Information dated May 1, 2010

The following information supplements and supersedes any information to the contrary relating to TimesSquare Mid Cap Growth Fund (the “Fund”), a series of Managers AMG Funds, contained in the Fund’s Prospectus and Statement of Additional Information, each dated May 1, 2010.

Effective December 31, 2010 (“Effective Date”), the Fund will be closed to new investors, except as noted below.

All existing shareholders, including shareholders who hold an account directly with the Fund and those shareholders who invest in the Fund through a financial intermediary account, the ManagersChoice® program, a financial platform, defined contribution, defined benefit or asset allocation program (collectively, “financial intermediaries”), may continue to purchase shares of the Fund.

After the Effective Date, certain financial intermediaries that will, at Fund management’s discretion, have accounts or client assets in the Fund on or before March 31, 2011, regardless of whether such financial intermediary is acting on a discretionary or non-discretionary basis, may continue to purchase shares of the Fund for those accounts and may open new Fund accounts for existing or new clients.

Exchanges into the Fund are not permitted unless the exchange is being made into an existing shareholder account or an existing financial intermediary account at the time of the exchange as described above. Fund management may, in its discretion, reopen the Fund to certain investors in the future. The Fund reserves the right to modify this policy at any time.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE